EXHIBIT 1





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                            $8,000,000 (APPROXIMATE)
            GATE(sm) RECEIVABLE ASSET-BACKED DEBT SECURITIES (GRADS(sm))

                    ISSUER: NATIONAL COLLEGIATE TRUST 1997-S1

     $5,250,000 (APPROXIMATE) __% CLASS A COLLATERALIZED STUDENT LOAN BONDS
                                 SERIES 1997-S1

     $2,750,000 (APPROXIMATE) __% CLASS B COLLATERALIZED STUDENT LOAN BONDS
                                 SERIES 1997-S1

The information contained herein (the "Computational Materials") is provided by BancAmerica Securities, Inc. ("BASI") based on information regarding the loan pool provided by First Marblehead Corporation, as Structural Advisor (the "Advisor") to the National Collegiate Trust 1997-S1. NO REPRESENTATION IS MADE BY THE ADVISOR, ANY OF ITS AFFILIATES, OR BASI AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. These Computational Materials are preliminary and will be superseded by the final Prospectus Supplement and by any other Computational Materials subsequently filed with the Securities and Exchange Commission (the "Commission").

All information and assumptions contained herein reflect BASI's assumptions as of this date and are subject to change. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE LOANS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE.
CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.

This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WILL CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. NOTE TO RECIPIENTS: We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BASI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BASI strongly urges you to seek advice from your counsel, accountant, and tax advisor. BASI is an affiliate of Bank of America National Association ("BANA").


BASI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in the securities, commodities or derivative instruments thereon referred to here and may as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BASI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute an offer to buy or a solicitation of an offer to sell or buy securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, a prospectus supplement.

                          BancAmerica Securities, Inc.
                                  312-828-4801



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BancAmerica Securities, Inc.
A BankAmerica Company                                    Asset Backed Securities
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                    EFFECT OF PREPAYMENT OF STUDENT LOANS ON
            WEIGHTED AVERAGE LIFE AND FINAL MATURITY OF THE BONDS (1)
                   (AVERAGE LIFE AND FINAL MATURITY IN YEARS)

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
PREPAYMENT
ASSUMPTION:      0% CPR     1% CPR (2)     2% CPR (3)     3% CPR (4)     4% CPR (5)     5% CPR (6)    6% CPR (7)      7% CPR (8)
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AVERAGE LIFE
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CLASS A BONDS     9.0           8.1            7.3            6.7            6.2            5.7           5.3             4.9
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CLASS B BONDS     13.2         12.8           12.5           12.2           11.8           11.5          11.1            10.7
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FINAL MATURITY
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CLASS A BONDS     3/09         9/08           3/08           9/07           3/07           9/06          3/06            9/05
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CLASS B BONDS     9/11         3/11           3/11           9/10           9/10           9/10          3/10            3/10
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

(1)  This table has been prepared using the following assumptions:

     (i) defaults are assumed to occur with respect to Student Loans constituting 11.93% (2.5x the weighted average Stafford Loan default rate for the Owner Participants, which is based on the number of loans defaulted
     - see "The Owner Participants" detailed in the Prospectus Supplement) of the aggregate principal balance of the Student Loans in the Trust Estate and liquidations of defaulted Student Loans are assumed to result in recoveries of 20% of the aggregate principal balance of defaulted loans, for an aggregate loss of 9.54% of the aggregate principal balance of the Student Loans in the Trust Estate (plus interest thereon); 43% of these defaults are assumed to occur in the first year in which repayment commences, 20% in the second year, 14% in the third year, 10% in the fourth year and 3.25% in each of years five through eight;

     (ii) students to whom Student Loans were made constituting 15% of the Trust Estate leave school prior to the graduation of the student's entering class;

     (iii) students to whom Student Loans were made constituting 25% of the Trust Estate's graduating students defer for an average of 2.5 years the payment of interest on the loans commencing with the Payment Date immediately after termination of the Interest Support Period; and

     (iv) the interest rate on the Student Loans is 9.185%; the interest rate on the Outstanding Class A and Class B Bonds is 7.45% and 8.25%, respectively, and reinvestment income on funds in the Reserve Fund, the Interest Support Account and the Collateral Proceeds Account is earned at the rate of 5% per year.

(2) Assumes 1% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period and that prepayments receipts are used to retire bonds prior to the first principal date as defined in the prospectus.

(3) Assumes 2% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period.

(4) Assumes 3% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period.

(5) Assumes 4% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period.

(6) Assumes 5% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period.

(7) Assumes 6% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period.

(8) Assumes 7% (on an annualized basis) of the principal outstanding on the Student Loan at the beginning of each Interest Accrual Period prepays during that period.

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No representation is made that these Computational Materials are accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any results detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BancAmerica Securities, Inc. and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BancAmerica Securities, Inc. representative about the investment concerned.